SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2005

Tryx Ventures Corp.
(Exact name of registrant as specified in its charter)

British Columbia	000-50919	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

314-837 West Hastings Street, British Columbia, Canada	V6C 3N6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 642-6410

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.01 Changes in Registrant’s Certifying Accountant.

Morgan and Company (the "Former Accountant") resigned as principal accountants for Tryx Ventures Corp. (the "Company") on June 6, 2005. The Company has engaged Telford Sadovnick, P.L.L.C., CPA’s ("Telford") as its principal accountants effective June 7, 2005. The decision to change accountants has been approved by the Company's board of directors.  The Company did not consult with Telford on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's report dated June 17, 2004 on the Company's balance sheets as of March 31, 2004 and 2003, and the statements of operations, cash flows, and stockholders' deficiency for the years ended March 31, 2004 and 2003, and for the cumulative period from December 23, 1999 (date of inception) to March 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as for the modification related to going concern.

In connection with the audited balance sheets as of March 31, 2004 and 2003, and the statements of operations, cash flows, and stockholders' deficiency for the years ended March 31, 2004 and 2003, and for the cumulative period from December 23, 1999 (date of inception) to March 31, 2004, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

In connection with the audited balance sheets as of March 31, 2004 and 2003, and the statements of operations, cash flows, and stockholders' deficiency for the years ended March 31, 2004 and 2003, and for the cumulative period from December 23, 1999 (date of inception) to March 31, 2004, and the subsequent reviews of interim periods through June 6, 2005, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on June 6, 2005 and has requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

16.1  Letter from Morgan & Company, Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tryx Ventures Corp.

/s/  Alessandra Bordon
      Alessandra Bordon
      President, Chief Executive Officer, & Director

Date:  June 7, 2005